                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                           Snow Phipps Group, L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
Snow Phipps Group, L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                           SPG Co-Investment, L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
SPG Co-Investment, L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                           Snow Phipps Group (B), L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
Snow Phipps Group (B), L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                         Snow Phipps Group (Offshore), L.P.
Address of Joint Filer:                      545 Madison Avenue, 10th Floor
                                             New York, NY 10022
Relationship of Joint Filer to Issuer:       Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:    Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   November 14, 2023
Designated Filer:                            Ian Kendell Snow

Signature:
Snow Phipps Group (Offshore), L.P.
/s/ Ian Snow
---------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                           Snow Phipps Group (RPV), L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
Snow Phipps Group (RPV), L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                           Ian Snow
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
Ian Snow
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date

                              Joint Filer Information

Name of Joint Filer:                           Snow Phipps Group, LLC
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]
Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                     November 14, 2023
Designated Filer:                              Ian Kendell Snow

Signature:
Snow Phipps Group, LLC
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
January 5, 2024
Date